UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 20, 2012

U.S. RARE EARTHS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-31199	87-0638338
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12 Gunnebo Drive, Lonoke, Arkansas  72086

(Address of principal executive offices)

Registrant's telephone number, including area code: (501) 676-2994

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

4.01 Changes in Registrant’s Certifying Accountant

Dismissal of GBH CPAs, PC

On January 20, 2012, U.S Rare Earths, Inc. (the “Company”), a rare earths exploration company with mining claims located in Lemhi County, Idaho and  Beaverhead County, Montana as well as the Powderhorn and Wet Mountain areas of Colorado, dismissed GBH CPAs, PC (“GBH”) as its independent registered public accounting firm. The decision to change accountants was approved by the Company’s Audit Committee.

GBH’s reports on the Company’s consolidated financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2009 and 2010 and through January 20, 2012, (i) there were no disagreements with GBH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to GBH’s satisfaction, would have caused GBH to make reference to the subject matter of such disagreements in its reports on the Company’s consolidated financial statements for such years, and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K other than: At December 31, 2009, and during the interim periods of 2009 and 2010, the Company reported a material weakness in internal control over financial reporting.

The Company has provided GBH with a copy of the foregoing disclosures and requested that GBH furnish a letter to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Engagement of PMB Helin Donovan LLP

On January 23, 2012, the Company, upon the Audit Committee’s approval, engaged the services of PMB Helin Donovan LLP (“PMB”) as the Company’s new independent registered public accounting firm to audit the Company’s consolidated financial statements as of December 31, 2011 and for the year then ended. PMB will also perform a review of the unaudited consolidated quarterly financial statements to be included in the Company’s quarterly reports on Form 10-Q, which review will include financial quarters beginning with the quarter ending March 31, 2012.

During each of the Company’s two most recent fiscal years and through the date of this report, (a) the Company has not engaged PMB as either the principal accountant to audit the Company’s financial statements, or as an independent accountant to audit a significant subsidiary of the Company and on whom the principal accountant is expected to express reliance in its report; and (b) the Company or someone on its behalf did not consult PMB with respect to (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any other matter that was either the subject of a disagreement or a reportable event as set forth in Items 304(a)(1)(iv) and (v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibits –

Exhibit No.	Description
16.1	Letter from GBH CPAs, PC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                        U.S. RARE EARTHS, INC.

Date: January 27, 2012	By /S/ MICHAEL D. PARNELL

Michael D. Parnell

CEO

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from GBH CPAs, PC